SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 13, 1998

                                 ROOM PLUS, INC.
               (Exact name of Registrant as specified in Charter)



            New York                   1-14478          11-2622051
          ----------------------------------------------------------
          (State or other juris-     (Commission       (IRS Employer
           diction of incorporation) File Number)     Identification
                                                          Number)



          91 Michigan Avenue, Paterson, New Jersey               07503
         --------------------------------------------------------------
         (Address of principal executive office)             (Zip Code)


        Registrant's telephone number including area code: (973) 523-4600


                                 Not Applicable
                      -------------------------------------
          (Former name and former address, as changed since last report)


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Item 1. Changes in Control of Registrant

        Not Applicable.

Item 2. Acquisition or Disposition of Assets

        Not Applicable.

Item 3. Bankruptcy or Receivership

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not Applicable.

Item 5. Other Events

        On February 13, 1998, the Company issued a press release announcing that its agreement in principle to acquire The Baby's Room, Inc. and Baby's Room USA has been terminated. A copy of the press release is attached hereto.

Item 6. Resignations of Registrant's Directors

        Not Applicable.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits

        (c)   Exhibits

        Exhibit Number                     Description

            99                  Press Release of the Company dated February 12,
                                        1998

Item 8. Change in Fiscal Year

        Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

        Not Applicable.


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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROOM PLUS, INC.
                                       ---------------
                                       (Registrant)


Dated: February 18, 1998               By:/s/ Jay H. Goldberg
                                       ------------------------
                                       Name:  Jay H. Goldberg
                                       Title: Chief Financial Officer


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


                                  Exhibit Index


        Exhibit No.          Description                 Page No.

        99                   Press Release of the Company
                             dated February 12, 1998


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